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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 30, 1996, which appears on page F-2 of Overland Data, Inc.'s Registration Statement on Form S-1 (No. 333-18583).







PRICE WATERHOUSE LLP
San Diego, California
February 18, 1997